                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 31, 2007

                                  VYTERIS, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Nevada                        000-32741                84-1394211
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)



 13-01 Pollitt Drive, Fair Lawn, NJ                                  07410
--------------------------------------------------------------------------------
 (Address of principal executive offices)                           (Zip Code)


        Registrant's Telephone Number, Including Area Code (201) 703-2299
        -----------------------------------------------------------------


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]    Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

        [  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

        [  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 (A)   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                See description of amendment to Timothy McIntyre's employment agreement under Item 5.02 (e) below.

ITEM 5.02 (E)   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

AMENDMENT TO MR. MCINTYRE'S EMPLOYMENT AGREEMENT

                On May 31, 2007, the Board of Directors of Vyteris, Inc. (formerly Vyteris Holdings (Nevada), Inc.) (the "Company") approved an amendment to the Company's employment agreement with Timothy McIntyre, the President and Chief Executive Officer of the Company. Mr. McIntyre's base salary, effective June 1, 2007, was increased to $395,000 on an annualized basis, and will further increase to $430,000 (on an annualized basis) commencing April 1, 2008. Mr. McIntyre received a one-time bonus of $25,000 on June 1, 2007; and will receive a one-time bonus of $75,000 upon renewal on April 1, 2008.

                In addition to the remaining $37,500 of his initial signing bonus, which is payable on July 1, 2007, Mr. McIntyre is eligible for a discretionary bonus at the end of 2007, targeted at 25% of his original base salary, based on the achievement of milestones established by the Board. Mr. McIntyre is also entitled to an additional bonus, targeted at 25% of his base salary, based on the achievement of Company revenue milestones. The severance, non-compete and non-solicitation provisions of Mr. McIntyre's employment agreement were not modified.

                In connection with the amendment to Mr. McIntyre's employment agreement, the Board approved a grant of stock options to Mr. McIntyre covering an additional 4,450,000 shares of Company common stock, pursuant to the Company's 2005 Stock Option Plan (the "Plan"), with vesting upon the achievement of milestones. The Board also revised the milestones in Mr. McIntyre's previous stock option grant agreement in connection with the amendment to his employment agreement.

AMENDMENT TO THE COMPANY'S 2005 STOCK OPTION PLAN

                To accommodate the additional options granted to Mr. McIntyre, and the need to provide appropriate incentives to the Company's other employees in the future, the Board has approved an increase in the number of shares of Company common stock available for issuance under the Plan by 10,000,000 shares (an increase from 4,901,902 to 14,901,902 shares).

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VYTERIS, INC.

 Dated: June 6, 2007                    By:    /s/ Timothy McIntyre
                                              --------------------------------
                                              Timothy McIntyre
                                              Chief Executive Officer